                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

 INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                           OF 1934 (AMENDMENT NO.___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/   Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /   Definitive Information Statement

                             Ariel Investment Trust
               ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

  (1) Title of each class of securities to which transaction applies:

      __________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:

      __________________________________________________________________________

  (5) Total fee paid:

      __________________________________________________________________________

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

      __________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:

      __________________________________________________________________________

  (3) Filing Party:

      __________________________________________________________________________

  (4) Date Filed:

      __________________________________________________________________________

CONTENTS

1.    Information Statement and Notice of Special Meeting of Shareholders
2.    Appendices
      A.   Eligible Votes and Large Shareholders
      B.   Officers and Five Largest Owners of Lincoln Equity Management, LLC
      C.   New Sub-Advisory Agreement

                              INFORMATION STATEMENT

       INFORMATION STATEMENT AND NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
             OF ARIEL PREMIER GROWTH FUND TO BE HELD ON MAY 20, 2003

                             Ariel Investment Trust
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601
                                 1-800-292-7435

PURPOSE OF THIS INFORMATION STATEMENT

This Information Statement is being furnished to shareholders of both the Investor Class and the Institutional Class of Ariel Premier Growth Fund (the "Fund"), an authorized series of Ariel Investment Trust (the "Trust"), to inform them of a special meeting of shareholders. This meeting will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, on May 20, 2003, beginning at 9 a.m. Central Time (the "Special Meeting of Shareholders"). This Information Statement is first being mailed to shareholders on or about April __, 2003. Shareholders will vote on the following proposal:

1. TO APPROVE A NEW SUB-ADVISORY AGREEMENT. Shareholders are being asked to approve the New Sub-Advisory Agreement with Lincoln Equity Management, LLC. THE AGREEMENT IS NOT BEING MATERIALLY CHANGED, FEES ARE NOT BEING INCREASED, AND THE SAME PORTFOLIO MANAGERS WILL CONTINUE MANAGING THE FUND.

NO SOLICITATION OF PROXIES

Ariel Capital Management, Inc. (the "Adviser") and its profit sharing plan and Lincoln Equity Management, LLC (the "Sub-Adviser"), its officers and profit sharing plan own a controlling majority of the Fund's eligible votes and intend to vote to approve the proposal described in this Information Statement. This mailing is for your informational purposes only. No proxies will be solicited, and no action is required on your behalf. The cost of distributing this Information Statement and holding the shareholder meeting (including reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of Fund shares) will be paid by Lincoln Capital Fixed Income Management Company, LLC, Lincoln Holdings, Inc. and the Sub-Adviser.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            NOTICE OF SPECIAL MEETING


TO ALL SHAREHOLDERS OF THE ARIEL PREMIER GROWTH FUND:

Notice is hereby given that a special meeting of shareholders of both classes of the Ariel Premier Growth Fund (the "Fund") will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, on May 20, 2003, beginning at 9:00 a.m. Central Time for the following purposes:

1.   To approve a new sub-advisory agreement for the Fund.

The close of business on April __, 2003, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.


By order of the Board of Trustees,


Roxanne Ward
Secretary
April __, 2003

PROPOSAL 1:

TO APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH LINCOLN EQUITY MANAGEMENT, LLC

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN LINCOLN EQUITY MANAGEMENT, LLC (THE "SUB-ADVISER") AND THE ADVISER TO PROVIDE SERVICES TO THE FUND (THE "NEW SUB-ADVISORY AGREEMENT"). This action is being taken as a result of a change in control of the prior sub-adviser to the Fund, Lincoln Capital Management Company ("Lincoln Capital"), which is described in more detail below. The New Sub-Advisory Agreement is identical in all material respects to the Interim Subadvisory Agreement dated February 1, 2003 between the Adviser and the Sub-Adviser (the "Interim Sub-Advisory Agreement"), which was approved by the Board of Trustees as a result of the change in control of Lincoln Capital. The Interim Sub-Advisory Agreement is similar in all material respects to the prior Subadvisory Agreement dated October 15, 2001 between Lincoln Capital and the Adviser (the "Prior Sub-Advisory Agreement"). The Adviser and its profit sharing plan and the Sub-Adviser, its officers and profit sharing plan own a controlling majority of the Fund's eligible votes and intend to vote to approve the Proposal.

PRIOR SUB-ADVISORY AGREEMENT. On October 15, 2001, the Adviser and Lincoln Capital entered into the Prior Sub-Advisory Agreement pursuant to which Lincoln Capital acted as the investment sub-adviser for the Fund. The initial shareholder of the Fund approved the Prior Sub-Advisory Agreement on January 29, 2002.

Under the terms of the Prior Sub-Advisory Agreement, Lincoln Capital acted as the investment sub-adviser for the Fund and managed the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Trustees and the Adviser. Lincoln Capital was responsible for complying with stated policies and applicable laws. As payment for its services, the Adviser paid Lincoln Capital a fee based upon a percentage of net assets: 0.4675% of the first $20 million, 0.3500% of the next $130 million, 0.2500% of the next $350 million, 0.2000% of the next $500 million, 0.1500% of the next $1,500 million and 0.1000% of the amount in excess of $2,500 million. However, no fee was due or payable in respect to any day in which the net assets were less than $50 million dollars. For the period February 1, 2002 (the date of inception of the Fund) through September 30, 2002, Lincoln Capital earned no fee as investment sub-adviser of the Fund due to the level of net assets. The Adviser and not the Fund would pay any fee due to Lincoln Capital.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, Lincoln Capital was not subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Prior Sub-Advisory Agreement became effective February 1, 2002. It continued in force from year to year, but only as long as such continuance was specifically approved at least annually in the manner required by the Investment Company Act of 1940 (the "1940 Act").

CHANGE IN CONTROL. As required by the 1940 Act, the Prior Sub-Advisory Agreement provided for automatic termination upon its assignment. In December 2002, Lincoln Capital announced that its fixed income group was being acquired by Lehman Brothers Holdings Inc., a Delaware corporation ("Lehman"). As part of this transaction, the fixed income group would operate as Lincoln Capital Fixed Income Management Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Lehman ("Lincoln Fixed Income"). Lincoln Capital's equity group would continue to manage growth equity portfolios as an independent company, Lincoln Equity Management, LLC, a Delaware limited liability company (the Sub-Adviser). The Sub-Adviser is not affiliated with Lehman or Lincoln Fixed Income. The transactions closed on or shortly after January 31, 2003.

For purposes of the 1940 Act, the acquisition of Lincoln Capital's fixed income group by Lehman and the creation of Lincoln Fixed Income and the Sub-Adviser constituted changes of control of Lincoln Capital and, therefore, resulted in the assignment of both the Prior Sub-Advisory Agreement for the Growth Fund and the previous Subadivsory Agreement dated May 16, 1995 between the Adviser and Lincoln Capital for Lincoln Capital's investment sub-advisory services to the Ariel Premier Bond Fund. The assignment of both agreements resulted in their automatic termination.

INTERIM SUB-ADVISORY AGREEMENT. Because the Prior Sub-Advisory Agreement would terminate automatically upon the creation of the Sub-Adviser, a new interim sub-advisory contract arrangement was necessary. To ensure the continuity of sub-advisory services provided to the Fund, the Trustees approved on January 16, 2003 an Interim Sub-Advisory Agreement between the Sub-Adviser and the Adviser (the "Interim Sub-Advisory Agreement") that contains substantially the same terms and conditions as the Prior Sub-Advisory Agreement, but also contains findings and additional terms required under the rules of the 1940 Act and provides for fees to be held in escrow pending shareholder approval.

The Interim Sub-Advisory Agreement became effective as of February 1, 2003 (the "Effective Date"), and automatically terminates upon the first of the following to occur: approval of a final sub-advisory agreement by a majority of the outstanding voting securities of the Fund, or the 151st day following the Effective Date. In addition, the agreement also shall automatically terminate in the event of an assignment (except as otherwise permitted by the 1940 Act or rules thereunder) and may be terminated by either the Adviser or the Trust, without payment of any penalty at any time, upon 10 days written notice to the Sub-Adviser.

Any compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian. However, due to the current level of net assets, as of the date of this Information Statement, no fee is currently due the Sub-Adviser. In the event the holders of a majority of the Fund's outstanding voting securities approve a new sub-advisory agreement by the end of the 150-day period, then the amount in the escrow account, if any (including interest earned), will be paid to the Sub-Adviser. However, in the event the shareholders do not approve a new sub-advisory agreement with the Sub-Adviser within the 150-day period, then the Sub-Adviser will be paid, out of the escrow account, the lesser of any costs incurred by the Sub-Adviser in performing the Interim Sub-Advisory

Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned).

NEW SUB-ADVISORY AGREEMENT. Because the Interim Sub-Advisory Agreement will terminate automatically no later than 150 days after February 1, 2003, the Board of Trustees of the Trust was asked to consider new sub-advisory contract arrangements with the Sub-Adviser. To ensure the continuity of sub-advisory services provided to the Fund, the Trustees, including the Independent Trustees, approved and recommended at a regular meeting of the Board of Trustees of the Trust on March 3, 2003, that shareholders approve the New Sub-Advisory Agreement to take effect immediately after the Special Meeting of Shareholders. The New Sub-Advisory Agreement would begin after approval of the shareholders of the Fund. The New Sub-Advisory Agreement contains substantially the same terms and conditions as both the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The Sub-Adviser has advised the Trustees and the Fund that the changes caused by the change of control are not expected to affect the day-to-day operations or portfolio management of the Fund.

INFORMATION CONCERNING LINCOLN EQUITY MANAGEMENT, LLC. All information in this Information Statement concerning Lincoln Equity Management, LLC, has been provided by Lincoln Equity Management, LLC. Lincoln Equity Management, LLC, 200 South Wacker Drive, Suite 2000, Chicago, Illinois, 60606, is a Delaware limited liability company and a federally-registered investment adviser. The Sub-Adviser is comprised of the former equity group of Lincoln Capital and is controlled by the current members of Lincoln Capital's former equity group. Lincoln Capital served as sub-adviser to the Fund from October 15, 2001 through January 31, 2003 and conducted investment research and made investment decisions for the Fund pursuant to the Prior Sub-Advisory Agreement. The Sub-Adviser has assumed this role pursuant to the Interim Sub-Advisory Agreement. The officers and five largest owners of the Sub-Adviser are listed in Appendix B.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT WITH LINCOLN EQUITY MANAGEMENT, LLC

Shareholders are being asked to approve the New Sub-Advisory Agreement with Lincoln Equity Management, LLC, without material change from either the Prior Sub-Advisory Agreement or the Interim Sub-Advisory Agreement. The Adviser and its profit sharing plan and the Sub-Adviser, its officers and profit sharing plan own a controlling majority of the Fund's eligible votes and intend to vote to approve the New Sub-Advisory Agreement. The following discussion of the New Sub-Advisory Agreement is qualified in its entirety by reference to the form of the New Sub-Advisory Agreement set forth in Appendix C. The Adviser, not the Fund, pays for the Sub-Adviser's services.

As under both the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Sub-Adviser agrees to act as the investment sub-adviser for the Fund and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Trustees and the Adviser. The Sub-Adviser is responsible for complying with stated policies and applicable laws. As payment for its services, the Adviser pays the Sub-Adviser a fee based upon a percentage of net assets: 0.4675% of the first $20 million, 0.3500% of the next $130 million,

0.2500% of the next $350 million, 0.2000% of the next $500 million, 0.1500% of the next $1,500 million and 0.1000% of the amount in excess of $2,500 million. However, no fee shall be due or payable in respect to any day in which the net assets are less than $50 million dollars. The Adviser and not the Fund pays all the fees paid to the Sub-Adviser. The New Sub-Advisory Agreement will not affect the fees paid by the Fund.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, the Sub-Adviser will not be subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The New Sub-Advisory Agreement shall become effective upon approval after the Special Meeting of Shareholders in accordance with the 1940 Act. Unless sooner terminated as hereunder provided, it shall remain in effect for an initial period of two years. Thereafter, subject to the termination provisions, the New Sub-Advisory Agreement shall continue in force from year to year, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act; provided, however, that if the continuation of the New Sub-Advisory Agreement is not approved, the Sub-Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. In addition, the agreement also shall automatically terminate in the event of an assignment (except as otherwise permitted by the 1940 Act or rules thereunder) and may be terminated by either the Adviser or the Trust, without payment of any penalty at any time, upon 30 days written notice to the Sub-Adviser. The 30-day notice provision is shorter than the notice provision in the Prior Sub-Advisory Agreement, which allowed termination by the Trust or Adviser upon 60 days' written notice to Lincoln Capital.

If for some unforeseen reason the New Sub-Advisory Agreement is not approved at the meeting of shareholders, the Interim Sub-Advisory Agreement with the Sub-Adviser will continue in effect for the remainder of its 150 day period (unless terminated sooner), while the Trustees consider other courses of action.

MATTERS CONSIDERED BY THE TRUSTEES. At a special meeting on January 16, 2003 and a regular meeting on March 3, 2003, the Trustees, including all of the Independent Trustees, discussed the proposed changes in control, the transactions between Lincoln Capital and Lehman and the creation of Lincoln Fixed Income and the Sub-Adviser, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. At the March 3rd meeting, the Trustees, including all of the Independent Trustees, approved the New Sub-Advisory Agreement to take effect following approval by shareholders, and also called for a meeting of shareholders to approve the New Sub-Advisory Agreement.

In its consideration of the New Sub-Advisory Agreement, the Trustees, including the Independent Trustees, received information about the Sub-Adviser and the change in control. The Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling, but among other factors considered the following: (i) that the change in control would not result in a material change in the terms of the sub-advisory agreement, the sub-advisory fees, or any of the Fund's investment objectives or policies; (ii) the Trustees received assurances from the Sub-Adviser that there would be no material change in the personnel providing services to the Fund and no reduction in the nature or quality of those services; (iii) the Trustees were informed by the Sub-Adviser that it did not foresee any changes in its day-to-day operations as a result of the change in control; and (iv) the Trustees reviewed information concerning the Sub-Adviser's personnel, organization structure, financial information and condition, and investment capabilities. Based on their evaluation of all material factors and assisted by the advice of independent counsel for the Independent Trustees, the Trustees and Independent Trustees concluded that the New Sub-Advisory Agreement is fair and reasonable, and voted to approve it. The Trustees, including the Independent Trustees, also voted to approve the submission of the New Sub-Advisory Agreement to shareholders. The Adviser and its profit sharing plan and the Sub-Adviser, its officers and profit sharing plan own a controlling majority of the Fund's eligible votes and intend to vote to approve the Proposal.

GENERAL INFORMATION:

TRUST ORGANIZATION. The Fund is a series of the Ariel Investment Trust, which is organized as a Massachusetts business trust and is registered as a diversified open-end investment management company, commonly known as a mutual fund. The Fund's investment objective is long-term capital appreciation. The Fund pursues this objective by investing primarily in the stocks of large companies with market capitalizations greater than $10 billion at the time of investment.

WHO MAY VOTE. The Trustees have fixed the Record Date as of the close of business on April __, 2003. Only those shareholders who own shares of the Fund on the close of business on the Record Date are entitled to notice of and to vote at the meeting. The holder of each full share outstanding as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote upon each matter properly submitted to the meeting. The Fund is authorized to issue two classes of shares (Investor and Institutional), each with different expenses and different net asset values. However, for purposes of voting on the proposal contained in this Information Statement, the eligible votes of both classes of the Fund shall be counted together. Appendix A shows the eligible votes and shareholders owning more than 5% of each class of the Fund's shares.

QUORUM AND VOTING REQUIREMENTS. Record Date shareholders are entitled to vote on the proposal. In order to take action on the proposal (or element of the proposal), a "quorum" or 25 percent of the votes entitled to be cast on that proposal must be represented in person or by proxy. The Adviser and its profit sharing plan and the Sub-Adviser, its officers and profit sharing plan own the majority of the Fund's shares and therefore constitute a quorum and have a controlling vote. The Adviser and its profit sharing plan and the Sub-Adviser, its officers and profit sharing plan intend to vote to approve the proposal.

VOTING ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matter have been received and such vote is otherwise appropriate. The Trustees do not presently know of any matter to be considered at the meeting other than the matters described in this Information Statement.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Fund is not required to hold annual shareholders' meetings and does not intend to do so.

The Fund may hold special meetings as required or as deemed desirable by its Trustees for other purposes, such as: changing fundamental policies, electing or removing directors, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called for upon the written request of shareholders having at least 10% of the eligible votes that could be cast at the meeting.

Shareholders wishing to submit proposals for inclusion in an Information Statement for a future shareholder meeting should send their written submissions to Ariel Mutual Funds at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in an information or proxy statement because the proposal must comply with certain federal securities regulations.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, a copy of its most recent Annual Report and Semiannual Report to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Ariel Mutual Funds, P.O. Box 219121, Kansas City, Missouri 64121-9121, or should call Ariel Mutual Funds at 1-800-292-7435.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Fund in writing, whether other persons are the beneficial owners of the shares for which this Information Statement is being provided and, if so, the number of copies of the Information Statement, Annual Reports or Semiannual Reports you wish to receive in order to supply copies to such owners. Write to Ariel Mutual Funds, P.O. Box 219121, Kansas City, Missouri 64121-9121.

IMPORTANT SERVICE PROVIDERS

ARIEL MUTUAL FUNDS (ARIEL INVESTMENT TRUST).
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The Ariel Mutual Funds include four funds which are offered to the public: Ariel Fund, Ariel Appreciation Fund, Ariel Premier Bond Fund, and Ariel Premier Growth Fund.

ADVISER. Ariel Capital Management, Inc.
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

SUB-ADVISER. Lincoln Equity Management, LLC
200 South Wacker Drive, Suite 2000, Chicago, Illinois 60606.

PRINCIPAL UNDERWRITER. Ariel Distributors, Inc.
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

INDEPENDENT ACCOUNTANTS. Ernst & Young LLP

COUNSEL. D'Ancona & Pflaum LLC

TRANSFER AGENT AND CUSTODIAN. State Street Bank and Trust Company


By order of the Board of Trustees,


-------------------------------------
Roxanne Ward, Secretary


LIST OF APPENDICES

APPENDIX A:   Eligible Votes and Large Shareholders
APPENDIX B:   Officers and Five Largest Owners of Lincoln Equity Management, LLC
APPENDIX C:   New Sub-Advisory Agreement

APPENDIX A:

ELIGIBLE VOTES AND LARGE SHAREHOLDERS

ELIGIBLE VOTES
as of April __, 2003

          FUND               INVESTOR CLASS    INSTITUTIONAL CLASS      TOTAL
          ----               --------------    -------------------      -----
Ariel Premier Growth Fund          xx                  xx             1,720,000

The following table sets forth the name and holdings of any person(s) known by the Ariel Funds to be a record owner(s) of more than 5% of the outstanding shares of any Class of the Fund as of April __, 2003. Other than as indicated below, the Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

SHAREHOLDERS OWNING MORE THAN 5% OF SHARES OF ANY CLASS as of April __, 2003

ARIEL PREMIER GROWTH FUND, INVESTOR CLASS

       NAME AND ADDRESS                 NUMBER OF SHARES OWNED       % OF OUTSTANDING SHARES
Invesco Trust Company TTEE C/F                    xx                           xx%
FBO Lincoln Capital Management
 Co. Profit Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

Ariel Capital Management, Inc.                    xx                           xx%
Employees Profit Sharing Plan
200 E. Randolph St., Suite 2900
Chicago, IL 60601-6436

John S. Cole, II                                  xx                           xx%
445 Grove Street
Glencoe, IL 60022

ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS

    NAME AND ADDRESS             NUMBER OF SHARES OWNED    % OF OUTSTANDING SHARES
David M. Fowler                        500,000.000                   99%
1427 Blackheath Lane
Riverwoods, IL 60015-1707

APPENDIX B:

OFFICERS OF LINCOLN EQUITY MANAGEMENT, LLC

The principal occupation of each of the officers (managers) is working for Lincoln Equity Management, LLC. Lincoln Equity Management, LLC maintains its principal offices at 200 South Wacker Drive, Suite 2000, Chicago, Illinois 60606.

                  NAME                               POSITION
                  ----                               --------

            John S. Cole, II                         Manager
           Thomas J. Kurey III                       Manager
            Michael B. Pytosh                        Manager

FIVE LARGEST OWNERS OF LINCOLN EQUITY MANAGEMENT, LLC

The following table lists the members and managers of Lincoln Equity Management, LLC with the five largest economic interests in the company. As disclosed in the above table of officers, Messrs. Cole, Kurey and Pytosh have management responsibilities relating to the company.

                  NAME                           OWNERSHIP INTEREST
                  ----                           ------------------
            Michael B. Pytosh                          19.7%
            Burton H. Wilson                           19.7%
           Thomas J. Kurey III                         16.2%
            John S. Cole, II                           13.9%
            Jonas M. Krumplys                          11.0%

APPENDIX C:

NEW SUB-ADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT
                     IN RESPECT TO ARIEL PREMIER GROWTH FUND

     THIS SUBADVISORY AGREEMENT (the "Agreement") is made as of _______, 2003, by and between ARIEL CAPITAL MANAGEMENT, INC., an Illinois corporation ("Ariel"), and LINCOLN EQUITY MANAGEMENT, LLC, a Delaware limited liability company ("Lincoln").

     In consideration of the mutual covenants hereinafter set forth, IT IS HEREBY AGREED between the parties as follows:

     1. Ariel is the Adviser/Manager of the series of the Ariel Investment Trust (the "Trust"), entitled "Ariel Premier Growth Fund" (the "Fund"), under a Management Agreement (the "Management Agreement") with the Trust dated October 15, 2001. Ariel hereby retains Lincoln to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trust's Board of Trustees (the "Board of Trustees") on the terms hereinafter set forth. Lincoln hereby accepts and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. Lincoln shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority under this Agreement to act for or represent Ariel or the Trust in any way or otherwise be deemed an agent of either.

     2. Lincoln undertakes to provide the following services and to assume the following obligations:

          a. Lincoln shall manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and limitations of the Fund as set forth in the Trust's effective registration statements under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 as they may be amended from time to time ("Registration Statements"). In pursuance of the foregoing, Lincoln shall make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such action necessary to implement the same.

          b. Lincoln shall place orders for the execution of the Trust's portfolio transactions in accordance with the policies with respect thereto set forth in the Registration Statements.

     3. Lincoln shall provide Ariel or its designee with any reasonable reports, analyses or other documentation Ariel requires to carry out its responsibilities under its Management Agreement with the Trust, including Ariel's administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund. Lincoln shall directly or through an agent, provide daily information in respect to the portfolio transactions of the Fund to Ariel or its designee. Lincoln shall provide all documentation reasonably required by Ariel to maintain accounting records in respect to the Fund in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. Lincoln agrees that all documents and records or copies of such documents and records it maintains in respect to the Fund will be surrendered to Ariel or the Trust upon the request of either. Lincoln agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of Ariel, the Board of Trustees or any committee thereof, the Trust's independent public accountants or any appropriate regulatory authorities. Lincoln agrees to comply with directions issued by Ariel or the Board of Trustees in respect to compliance and other administrative matters.

     4. Lincoln shall make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with Ariel personnel, the Board of Trustees or any committee thereof, including attendance at meetings of the Board of Trustees, and to make presentations in conjunction with personnel of Ariel or an Ariel affiliate.

     5. Lincoln shall provide all office facilities, equipment and personnel for carrying out its duties hereunder at its own expense and shall pay all its own travel and accommodation expenses.

     6. As investment sub-adviser, Lincoln understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. Lincoln agrees to adopt and comply at all times with a written Code of Ethics and related procedures meeting the requirements of Rule 17j-1 under the 1940 Act and acceptable to the Board of Trustees.

     7. Lincoln shall promptly give Ariel (within 5 business days of the event) written notice of the occurrence of any of the following events: (a) any pending or threatened suit or claim in which Lincoln is named as a defendant and the amount of alleged damages are not specifically stated, or if alleged damages are specifically stated, they are stated at $250,000 or more; (b) any investigation instituted against Lincoln, whether formal or informal, by any state or the federal government, any agency thereof or any self regulatory agency; (c) any administrative proceeding instituted against Lincoln by any state or federal governmental, self-regulatory or administrative agency; (d) any administrative order or action issued against Lincoln by any state or federal governmental, self-regulatory or administrative agency; (e) any judgment or order entered against Lincoln by a court of law in any suit, claim or proceeding; (f) Lincoln's authorization to do business or its qualification to serve as an investment adviser pursuant to section 9 (a) of the 1940 Act or otherwise, is denied, suspended, revoked, or restricted by any state or federal governmental, self-regulatory or administrative agency; or (g) any change in Lincoln's senior officers, directors or portfolio managers who manage the Fund. In addition, Lincoln shall provide Ariel any amendments to Parts I and II of Lincoln's Form ADV within a reasonable time after such amendments are made. For the purposes of this paragraph 7, Lincoln shall also include each executive officer of Lincoln in his or her capacity as an officer of Lincoln Equity Management but not in any other capacity.

     8. Lincoln's services are not to be deemed exclusive and it shall be free to render similar services or other services to others provided that (i) Lincoln's services hereunder are not impaired and are not in violation of federal or state securities laws and (ii) Lincoln shall not provide services to any registered investment company or series thereof which primarily invests in equity securities while Lincoln acts as a subadviser to the Fund, without Ariel's express written permission. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of Lincoln's obligations or duties hereunder, Lincoln shall not be subject to liability for any act or omission in the cause of, or connected with, rendering service hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which Lincoln or Ariel is a party and in which it is finally determined that there is a liability or wrongdoing by only one party, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both parties or neither party, then each party shall pay for its own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the responsibility for liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration, which may be included in the arbitrator's award.

     9. Ariel shall pay to Lincoln a fee based on the average daily net assets of the Fund set forth in the attached addendum and reimburse expenses expressly approved for reimbursement by Ariel. Payment for Lincoln's services and reimbursement of expenses approved by Ariel shall be made monthly. No fee waiver or reimbursements of expenses of the Fund by Ariel shall affect Ariel's payments hereunder unless Lincoln expressly agrees in writing to assume part of such waivers or reimbursements.

     10. This Agreement shall become effective on ________ 2003 (the "Effective Date"). Thereafter, subject to the termination provisions herein, this Agreement shall continue in effect until two (2) years after the Effective Date, and thereafter shall continue in force from year to year, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, you may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     11. In addition to the provisions of Section 10, this Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Management Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon thirty (30) days' written notice to Lincoln by Ariel or upon thirty (30) days' written notice to Lincoln by the

Trust pursuant to action by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) or more days' written notice by Lincoln to Ariel and the Trust. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect Lincoln's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination.

     12. This Agreement shall be construed according to the laws of the State of Illinois. It may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

ARIEL CAPITAL MANAGEMENT, INC.                    LINCOLN EQUITY MANAGEMENT, LLC

By:                                               By:
   ------------------------------                    ---------------------------

Name:       Mellody Hobson                        Name:     John S. Cole, II
     ----------------------------                      -------------------------
Title:      President                             Title:    LLC Member/Manager
      ---------------------------                       ------------------------

Acknowledged and Approved:

ARIEL INVESTMENT TRUST

By:
   ------------------------------
Name:       Mellody Hobson
     ----------------------------
Title:      President
      ---------------------------

                        ADDENDUM TO SUBADVISORY AGREEMENT
                           DATED ______, 2003 BETWEEN
                       ARIEL CAPITAL MANAGEMENT, INC. AND
                         LINCOLN EQUITY MANAGEMENT, LLC

          The compensation payable by Ariel Capital Management, Inc. pursuant to
Section 9 of the Agreement shall be at the following annual rates: provided, however, that no fee shall be due or payable in respect to any day in which the net assets are less than $50 million dollars.

ANNUAL RATE                      VALUE OF AVERAGE DAILY NET ASSETS OF THE FUND
-----------                      ---------------------------------------------
0.4675%                          First $20 million
0.3500%                          Next $130 million
0.2500%                          Next $350 million
0.2000%                          Next $500 million
0.1500%                          Next $1,500 million
0.1000%                          Over $2,500 million

Dated ______, 2003

                                 ARIEL CAPITAL MANAGEMENT, INC.

                                 By:
                                    --------------------------------------------
                                 Name:      Mellody Hobson
                                      ------------------------------------------
                                 Title:     President
                                       -----------------------------------------


                                 LINCOLN EQUITY MANAGEMENT, LLC

                                 By:
                                    --------------------------------------------
                                 Name:      John S. Cole, II
                                      ------------------------------------------
                                 Title:     LLC Member/Manager
                                       -----------------------------------------

Acknowledged and Approved:

ARIEL INVESTMENT TRUST

By:
   ------------------------------------
Name:      Mellody Hobson
     ----------------------------------
Title:     President
      ---------------------------------